EXHIBIT 10.1   2003 NON-QUALIFIED STOCK COMPENSATION PLAN


                   2003 NON-QUALIFIED STOCK COMPENSATION PLAN

1.     PURPOSE OF PLAN

     1.1 This 2003 NON-QUALIFIED STOCK COMPENSATION PLAN (the "Plan") of China World Trade Corporation, a Nevada corporation (the "Company") for employees, directors, officers consultants, advisors and other persons associated with the Company, is intended to advance the best interests of the Company by providing those persons who have a substantial responsibility for its management and growth with additional incentive and by increasing their proprietary interest in the success of the Company, thereby encouraging them to maintain their relationships with the Company. Further, the availability and offering of stock options and common stock under the Plan supports and increases the Company's ability to attract and retain individuals of exceptional talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends.

2.     DEFINITIONS

     2.1 For Plan purposes, except where the context might clearly indicate otherwise, the following terms shall have the meanings set forth below:

     "Board" shall mean the Board of Directors of the Company.

     "Committee" shall mean the Compensation Committee, or such other committee appointed by the Board, which shall be designated by the Board to administer the Plan, or the Board if no committees have been established. The Committee shall be composed of three or more persons as from time to time are appointed to serve
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by the Board. Each member of the Committee, while serving as such, shall be a disinterested person with the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934.

     "Common Shares" shall mean the Company's Common Shares, $.001 par value per share, or, in the event that the outstanding Common Shares are hereafter changed into or exchanged for different shares of securities of the Company, such other shares or securities.

     "Company" shall mean China World Trade Corporation, a Nevada corporation, and any parent or subsidiary corporation of China WTC, as such terms are defined in Sections 425(e) and 425(f), respectively, of the Code.

     "Fair Market Value" shall mean, with respect to the date a given stock option is granted or exercised, the average of the highest and lowest reported sales prices of the Common Shares, as reported by such responsible reporting service as the Committee may select, or if there were not transactions in the Common Shares on such day, then the last preceding day on which transactions took place. The above withstanding, the Committee may determine the Fair Market Value in such other manner as it may deem more equitable for Plan purposes or as is required by applicable laws or regulations.

     "Optionee" shall mean an employee of the company who has been granted one or more Stock Options under the Plan.

     "Common Stock" shall mean shares of common stock which are issued by the Company pursuant to Section 5, below.

     "Common Stockholder" means the employee of, consultant to, or director of the Company or other person to whom shares of Common Stock are issued pursuant to this Plan.

     "Common Stock Agreement" means an agreement executed by a Common Stockholder and the Company as contemplated by Section 5, below, which imposes on the shares of Common Stock held by the Common Stockholder such restrictions as the Board or Committee deem appropriate.

     "Stock Option" or "Non-Qualified Stock Option" or "NQSO" shall mean a stock option granted pursuant to the terms of the Plan.

     "Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Common Shares hereunder.

3.     ADMINISTRATION OF THE PLAN

     3.1 The Committee shall administer the Plan and accordingly, it shall have full power to grant Stock Options and Common Stock, construe and interpret the Plan, establish rules and regulations and perform all other acts, including the delegation of administrative responsibilities, it believes reasonable and proper.

     3.2 The determination of those eligible to receive Stock Options and Common Stock, and the amount, type and timing of each grant and the terms and conditions of the respective stock option agreements and Common Stock Agreements shall rest in the sole discretion of the Committee, subject to the provisions of the Plan.

     3.3 The Committee may cancel any Stock Options awarded under the Plan if an Optionee conducts himself in a manner which the Committee determines to be inimical to the best interest of the Company, as set forth more fully in paragraph 8 of Article 11 of the Plan.

     3.4 The Board, or the Committee, may correct any defect, supply any omission or reconcile any inconsistency in the Plan, or in any granted Stock Option, in the manner and to the extent it shall deem necessary to carry it into effect.

     3.5 Any decision made, or action taken, by the Committee or the Board arising out of or in connection with the interpretation and administration of the Plan shall be final and conclusive.

     3.6 The Committee shall, in its discretion, have the power to issue Common Shares to holders of non-qualified incentive stock option agreements which are outstanding as of the date hereof , pursuant to the terms of those option agreements.

     3.7 Meetings of the Committee shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members.

     3.8 No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including, but not limited to, the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct.

     3.9 The Company, through its management, shall supply full and timely information to the Committee on all matters relating to the eligibility of Optionees, their duties and performance, and current information on any Optionee's death, retirement, disability or other termination of association with the Company, and such other pertinent information as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties hereunder.

4.     SHARES SUBJECT TO THE PLAN

     4.1 The total number of shares of the Company available for grants of Stock Options and Common Stock under the Plan shall be 3,000,000 Common Shares, subject to adjustment in accordance with Article 7 of the Plan, which shares may be either authorized but unissued or reacquired Common Shares of the Company.

     4.2 If a Stock Option or portion thereof shall expire or terminate for any reason without having been exercised in full, the unpurchased shares covered by such NQSO shall be available for future grants of Stock Options.

5.     AWARD OF COMMON STOCK

     5.1 The Board or Committee from time to time, in its absolute discretion, may (a) award Common Stock to employees of, consultants to, and directors of the Company, and such other persons as the Board or Committee may select, and (b) permit Holders of Options to exercise such Options prior to full vesting therein and hold the Common Shares issued upon exercise of the Option as Common Stock. In either such event, the owner of such Common Stock shall hold such stock subject to such vesting schedule as the Board or Committee may impose or such vesting schedule to which the Option was subject, as determined in the discretion of the Board or Committee.

     5.2 Common Stock shall be issued only pursuant to a Common Stock Agreement, which shall be executed by the Common Stockholder and the Company and which shall contain such terms and conditions as the Board or Committee shall determine consistent with this Plan, including such restrictions on transfer as are imposed by the Common Stock Agreement.

     5.3 Upon delivery of the shares of Common Stock to the Common Stockholder, below, the Common Stockholder shall have, unless otherwise provided by the Board or Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in the Common Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Common Stock.

     5.4. Notwithstanding anything in this Plan or any Common Stock Agreement to the contrary, no Common Stockholders may sell or otherwise transfer, whether or not for value, any of the Common Stock prior to the date on which the Common Stockholder is vested therein.

     5.5 All shares of Common Stock issued under this Plan (including any shares of Common Stock and other securities issued with respect to the shares of Common Stock as a result of stock dividends, stock splits or similar changes in the capital structure of the Company) shall be subject to such restrictions as the Board or Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights, transferability of the Common Stock and restrictions based on duration of employment with the Company, Company performance and individual performance; provided that the Board or Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of such restric-tions. Common Stock may not be sold or encumbered until all applicable restrictions have terminated or expire. The restrictions, if any, imposed by the Board or Committee or the Board under this Section 5 need not be identical for all Common Stock and the imposition of any restrictions with respect to any Common Stock shall not require the imposition of the same or any other restrictions with respect to any other Common Stock.

     5.6 Each Common Stock Agreement shall provide that the Company shall have the right to repurchase from the Common Stockholder the unvested Common Stock upon a termination of employment, termination of directorship or termination of a consultancy arrangement, as applicable, at a cash price per share equal to the purchase price paid by the Common Stockholder for such Common Stock.

     5.7 In the discretion of the Board or Committee, the Common Stock Agreement may provide that the Company shall have the a right of first refusal with respect to the Common Stock and a right to repurchase the vested Common Stock upon a termination of the Common Stockholder's employment with the Company, the termination of the Common Stockholder's consulting arrangement with the Company, the termination of the Common Stockholder's service on the Company's Board, or such other events as the Board or Committee may deem appropriate.

     5.8 The Board or Committee shall cause a legend or legends to be placed on certificates representing shares of Common Stock that are subject to restrictions under Common Stock Agreements, which legend or legends shall make appropriate reference to the applicable restrictions.

6.     STOCK OPTION TERMS AND CONDITIONS

     6.1 Consistent with the Plan's purpose, Stock Options may be granted to non-employee directors of the Company or other persons who are performing or who have been engaged to perform services of special importance to the management, operation or development of the Company.

     6.2 All Stock Options granted under the Plan shall be evidenced by agreements which shall be subject to applicable provisions of the Plan, and such other provisions as the Committee may adopt, including the provisions set forth in paragraphs 2 through 11 of this Section 6.

     6.3 All Stock Options granted hereunder must be granted within ten years from the earlier of the date of this Plan is adopted or approved by the Company's shareholders.

     6.4 No Stock Option granted to any employee or 10% Shareholder shall be exercisable after the expiration of ten years from the date such NQSO is granted. The Committee, in its discretion, may provide that an Option shall be exercisable during such ten year period or during any lesser period of time.

             The Committee may establish installment exercise terms for a Stock Option such that the NQSO becomes fully exercisable in a series of cumulating portions. If an Optionee shall not, in any given installment period, purchase all the Common Shares which such Optionee is entitled to purchase within such installment period, such Optionee's right to purchase any Common Shares not purchased in such installment period shall continue until the expiration or sooner termination of such NQSO. The Committee may also accelerate the exercise of any NQSO. However, no NQSO, or any portion thereof, may be exercisable until thirty (30) days following date of grant ("30-Day Holding Period.").

     6.5 A Stock Option, or portion thereof, shall be exercised by delivery of (i) a written notice of exercise of the Company specifying the number of common shares to be purchased, and (ii) payment of the full price of such Common Shares, as fully set forth in paragraph 6 of this Section 6.

             No NQSO or installment thereof shall be exercisable except with respect to whole shares, and fractional share interests shall be disregarded. Not less than 100 Common Shares may be purchased at one time unless the number purchased is the total number at the time available for purchase under the NQSO. Until the Common Shares represented by an exercised NQSO are issued to an Optionee, he shall have none of the rights of a shareholder.

     6.6 The exercise price of a Stock Option, or portion thereof, may be paid:

          A. In United States dollars, in cash or by cashier's check, certified check, bank draft or money order, payable to the order of the Company in an amount equal to the option price; or

          B. At the discretion of the Committee, through the delivery of fully paid and nonassessable Common Shares, with an aggregate Fair Market Value on the date the NQSO is exercised equal to the option price, provided such tendered Shares have been owned by the Optionee for at least one year prior to such exercise; or

          C.   By a combination of both A and B above.

             The Committee shall determine acceptable methods for tendering Common Shares as payment upon exercise of a Stock Option and may impose such limitations and prohibitions on the use of Common Shares to exercise an NQSO as it deems appropriate.

     6.7 With the Optionee's consent, the Committee may cancel any Stock Option issued under this Plan and issue a new NQSO to such Optionee.

     6.8 Except by will or the laws of descent and distribution, no right or interest in any Stock Option granted under the Plan shall be assignable or transferable, and no right or interest of any Optionee shall be liable for, or subject to, any lien, obligation or liability of the Optionee. Stock Options shall be exercisable during the Optionee's lifetime only by the Optionee or the duly appointed legal representative of an incompetent Optionee.

     6.9 If the Optionee shall die while associated with the Company or within three months after termination of such association, the personal representative or administrator of the Optionee's estate or the person(s) to whom an NQSO granted hereunder shall have been validly transferred by such personal representative or administrator pursuant to the Optionee's will or the laws of descent and distribution, shall have the right to exercise the NQSO for one year after the date of the Optionee's death, to the extent (i) such NQSO was exercisable on the date of such termination of employment by death, and (ii) such NQSO was not exercised, and (iii) the exercise period may not be extended beyond the expiration of the term of the Option.

             No transfer of a Stock Option by the will of an Optionee or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferee of the terms and conditions by such Stock Option.

             In the event of death following termination of the Optionee's association with the Company while any portion of an NQSO remains exercisable, the Committee, in its discretion, may provide for an extension of the exercise period of up to one year after the Optionee's death but not beyond the expiration of the term of the Stock Option.

     6.10 Any Optionee who disposes of Common Shares acquired on the exercise of a NQSO by sale or exchange either (i) within two years after the date of the grant of the NQSO under which the stock was acquired, or (ii) within one year after the acquisition of such Shares, shall notify the Company of such disposition and of the amount realized upon such disposition. The transfer of Common Shares may also be Common by applicable provisions of the Securities Act of 1933, as amended.

7.     ADJUSTMENTS OR CHANGES IN CAPITALIZATION

     7.1 In the event that the outstanding Common Shares of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend:

          A. Prompt, proportionate, equitable, lawful and adequate adjustment shall be made of the aggregate number and kind of shares subject to Stock Options which may be granted under the Plan, such that the Optionee shall have the right to purchase such Common Shares as may be issued in exchange for the Common Shares purchasable on exercise of the NQSO had such merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend not taken place;

          B. Rights under unexercised Stock Options or portions thereof granted prior to any such change, both as to the number or kind of shares and the exercise price per share, shall be adjusted appropriately, provided that such adjustments shall be made without change in the total exercise price applicable to the unexercised portion of such NQSO's but by an adjustment in the price for each share covered by such NQSO's; or

          C. Upon any dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation, each outstanding Stock Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his NQSO in whole or in part, to the extent that it shall not have been exercised, without regard to any installment exercise provisions in such NQSO.

     7.2 The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, whose determination as to what adjustments shall be made and the extent thereof, shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan on account of any such adjustments.

8.     MERGER, CONSOLIDATION OR TENDER OFFER

     8.1 If the Company shall be a party to a binding agreement to any merger, consolidation or reorganization or sale of substantially all the assets of the Company, each outstanding Stock Option shall pertain and apply to the securities and/or property which a shareholder of the number of Common Shares of the Company subject to the NQSO would be entitled to receive pursuant to such merger, consolidation or reorganization or sale of assets.

     8.2     In the event that:

          A. Any person other than the Company shall acquire more than 20% of the Common Shares of the Company through a tender offer, exchange offer or otherwise;

          B. A change in the "control" of the Company occurs, as such term is defined in Rule 405 under the Securities Act of 1933;

          C. There shall be a sale of all or substantially all of the assets of the Company;

any then outstanding Stock Option held by an Optionee, who is deemed by the Committee to be a statutory officer ("Insider") for purposes of Section 16 of the Securities Exchange Act of 1934 shall be entitled to receive, subject to any action by the Committee revoking such an entitlement as provided for below, in lieu of exercise of such Stock Option, to the extent that it is then exercisable, a cash payment in an amount equal to the difference between the aggregate exercise price of such NQSO, or portion thereof, and, (i) in the event of an offer or similar event, the final offer price per share paid for Common Shares, or such lower price as the Committee may determine to conform an option to preserve its Stock Option status, times the number of Common Shares covered by the NQSO or portion thereof, or (ii) in the case of an event covered by B or C above, the aggregate Fair Market Value of the Common Shares covered by the Stock Option, as determined by the Committee at such time.

     8.3 Any payment which the Company is required to make pursuant to paragraph 8.2 of this Section 8 shall be made within 15 business days, following the event which results in the Optionee's right to such payment. In the event of a tender offer in which fewer than all the shares which are validly tendered in compliance with such offer are purchased or exchanged, then only that portion of the shares covered by an NQSO as results from multiplying such shares by a fraction, the numerator of which is the number of Common Shares acquired pursuant to the offer and the denominator of which is the number of Common Shares tendered in compliance with such offer shall be used to determine the payment thereupon. To the extent that all or any portion of a Stock Option shall be affected by this provision, all or such portion of the NQSO shall be terminated.

     8.4 Notwithstanding paragraphs 8.1 and 8.3 of this Section 8, the Committee may, by unanimous vote and resolution, unilaterally revoke the benefits of the above provisions; provided, however, that such vote is taken no later than ten business days following public announcement of the intent of an offer or the change of control, whichever occurs earlier.

9.     AMENDMENT AND TERMINATION OF PLAN

     9.1 The Board may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as the Board may deem appropriate and in the best interest of the Company.

     9.2 No amendment, suspension or termination of this Plan shall, without the Optionee's consent, alter or impair any of the rights or obligations under any Stock Option theretofore granted to him under the Plan.

     9.3 The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Stock Options meeting the requirements of future amendments or issued regulations, if any, to the Code.

     9.4 No NQSO may be granted during any suspension of the Plan or after termination of the Plan.

10.     GOVERNMENT AND OTHER REGULATIONS

     10.1    The obligation of the Company to issue, transfer and deliver
Common Shares for Stock Options exercised under the Plan shall be subject to all applicable laws, regulations, rules, orders and approval which shall then be in effect and required by the relevant stock exchanges on which the Common Shares are traded and by government entities as set forth below or as the Committee in its sole discretion shall deem necessary or advisable. Specifically, in connection with the Securities Act of 1933, as amended, upon exercise of any Stock Option, the Company shall not be required to issue Common Shares unless the Committee has received evidence satisfactory to it to the effect that the Optionee will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, take any other affirmative action in order to cause the exercise of a Stock Option or the issuance of Common Shares pursuant thereto to comply with any law or regulation of any government authority.

11.     MISCELLANEOUS PROVISIONS

     11.1 No person shall have any claim or right to be granted a Stock Option or Common Stock under the Plan, and the grant of an NQSO or Common Stock under the Plan shall not be construed as giving an Optionee or Common Stockholder the right to be retained by the Company. Furthermore, the Company expressly reserves the right at any time to terminate its relationship with an Optionee with or without cause, free from any liability, or any claim under the Plan, except as provided herein, in an option agreement, or in any agreement between the Company and the Optionee.

     11.2 Any expenses of administering this Plan shall be borne by the Company.

     11.3 The payment received from Optionee from the exercise of Stock Options under the Plan shall be used for the general corporate purposes of the Company.

     11.4 The place of administration of the Plan shall be in the State of Nevada, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Nevada.

     11.5 Without amending the Plan, grants may be made to persons who are foreign nationals or employed outside the United States, or both, on such terms and conditions, consistent with the Plan's purpose, different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to create equitable opportunities given differences in tax laws in other countries.

     11.6 In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Stock Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Committee member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same, with counsel acceptable to the Optionee, before such Committee member undertakes to handle and defend it on his own behalf.

     11.7 Stock Options may be granted under this Plan from time to time, in substitution for stock options held by employees of other corporations who are about to become employees of the Company as the result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of the assets of the employing corporation or the acquisition by the Company of stock of the employing corporation as a result of which it becomes a subsidiary of the Company. The terms and conditions of such substitute stock options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board of Directors of the Company at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but no such variations shall be such as to affect the status of any such substitute stock options as a stock option under Section 422A of the Code.

     11.8 Notwithstanding anything to the contrary in the Plan, if the Committee finds by a majority vote, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has been engaged in fraud, embezzlement, theft, insider trading in the Company's stock, commission of a felony or proven dishonesty in the course of his association with the Company or any subsidiary corporation which damaged the Company or any subsidiary corporation, or for disclosing trade secrets of the Company or any subsidiary corporation, the Optionee shall forfeit all unexercised Stock Options and all exercised NQSO's under which the Company has not yet delivered the certificates and which have been earlier granted to the Optionee by the Committee. The decision of the Committee as to the cause of an Optionee's discharge and the damage done to the Company shall be final. No decision of the Committee, however, shall affect the finality of the discharge of such Optionee by the Company or any subsidiary corporation in any manner.

12.     WRITTEN AGREEMENT

     12.1 Each Stock Option granted hereunder shall be embodied in a written Stock Option Agreement which shall be subject to the terms and conditions prescribed above and shall be signed by the Optionee and by the President or any Vice President of the Company, for and in the name and on behalf of the Company. Such Stock Option Agreement shall contain such other provisions as the Committee, in its discretion shall deem advisable.

Number of Shares: ________________                              Date of Grant:

                  FORM OF NON-QUALIFIED STOCK OPTION AGREEMENT

     AGREEMENT made _________ this day of _________ 2003, between ____________
 (the "Optionee"), and China World Trade Corporation (the "Company").

     1.     GRANT OF OPTION

            The Company, pursuant to the provisions of the Non-Qualified Stock Compensation Plan (the "Plan"), adopted by the Board of Directors on _______ , 2003, the Company hereby grants to the Optionee, subject to the terms and conditions set forth or incorporated herein, an option to purchase from the Company all or any part of an aggregate of _________ shares of its $.001 par value common stock, as such common stock is now constituted, at the purchase price of $ _____ per share. The provisions of the Plan governing the terms and conditions of the Option granted hereby are incorporated in full herein by reference.

     2.     EXERCISE

            The Option evidenced hereby shall be exercisable in whole or in part on or after _________ and on or before _________ , provided that the cumulative number of shares of common stock as to which this Option may be exercised (except in the event of death, retirement, or permanent and total disability, as provided in paragraph 6.9 of the Plan) shall not exceed the following amounts:

     Cumulative Number            Prior to Date
         of Shares             (Note Inclusive of)
     -----------------         -------------------


The Option evidenced hereby shall be exercisable by the delivery to and receipt by the Company of (i) written notice of election to exercise, in the form set forth in Attachment B hereto, specifying the number of shares to be purchased;
(ii) accompanied by payment of the full purchase price thereof in cash or certified check payable to the order of the Company, or by fully paid and nonassessable common stock of the Company properly endorsed over to the Company, or by a combination thereof, and (iii) by return of this Stock Option Agreement for endorsement of exercise by the Company on Schedule I hereof. In the event fully paid and nonassessable common stock is submitted as whole or partial payment for shares to be purchased hereunder, such common stock will be valued at their Fair Market Value (as defined in the Plan) on the date such shares received by the Company are applied to payment of the exercise price.

     3.     TRANSFERABILITY

            The Option evidenced hereby is not assignable or transferable by the Optionee other than by the Optionee's will or by the laws of descent and distribution, as provided in paragraph 6.9 of the Plan. The Option shall be exercisable only by the Optionee during his lifetime.


                                      China World Trade Corporation



                                   By:
                                 Name:
ATTEST:                         Title:



___________________
Secretary

     Optionee hereby acknowledges receipt of a copy of the Plan, attached hereto and accepts this Option subject to each and every term and provision of such Plan. Optionee hereby agrees to accept as binding, conclusive and final, all decisions or interpretations of the of the Board of Directors administering the Plan on any questions arising under such Plan. Optionee recognizes that if Optionee's employment with the Company or any subsidiary thereof shall be terminated without cause, or by the Optionee, prior to completion or satisfactory performance by Optionee (except as otherwise provided in paragraph 6 of the Plan) all of the Optionee's rights hereunder shall thereupon terminate; and that, pursuant to paragraph 6 of the Plan, this Option may not be exercised while there is outstanding to Optionee any unexercised Stock Option granted to Optionee before the date of grant of this Option.


Dated:____________                    ________________________
                                      Optionee


                                      ________________________
                                      Print Name


                                      ________________________
                                      Address


                                      ________________________
                                      Social Security No.

ATTACHMENT B

                               NOTICE OF EXERCISE



To:     China World Trade Corporation



          (1) The undersigned hereby elects to purchase ________ shares of Common Shares (the "Common Shares"), of China World Trade Corporation pursuant to the terms of the attached Non-Qualified Stock Option Agreement, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

          (2) Please issue a certificate or certificates representing said shares of Common Shares in the name of the undersigned or in such other name as is specified below:


                                      ________________________
                                     (Name)

                                      ________________________
                                     (Address)
                                      ________________________




Dated:


                                      ________________________
                                      Signature

Optionee: __________________          Date of Grant: __________________




                                   SCHEDULE I




                                               UNEXERCISED      ISSUING
DATE         SHARES            PAYMENT         SHARES           OFFICER
             PURCHASED         RECEIVED        REMAINING        INITIALS
----         ---------         --------        -----------      --------

____         _________         ________        ___________      ________
____         _________         ________        ___________      ________
____         _________         ________        ___________      ________
____         _________         ________        ___________      ________
____         _________         ________        ___________      ________
____         _________         ________        ___________      ________
____         _________         ________        ___________      ________
____         _________         ________        ___________      ________
____         _________         ________        ___________      ________
____         _________         ________        ___________      ________
____         _________         ________        ___________      ________
____         _________         ________        ___________      ________


